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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                      SUPPLEMENT DATED FEBRUARY 27, 2007 TO
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 30, 2006
                  (AS PREVIOUSLY SUPPLEMENTED JANUARY 23, 2007)

This information supplements the Statement of Additional Information of First American Investment Funds, Inc. dated October 30, 2006, as supplemented January 23, 2007 (the "SAI"). This supplement and the SAI constitute a current SAI. To request a copy of the SAI, please call 800 677-FUND.

THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER "ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS" ON PAGE 2:

      If a percentage limitation on investments by a Fund stated in this SAI or the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's) are contained in Appendix A.

THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER "ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS -- DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE" ON PAGES 3-4:

      Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, Total Return Bond Fund, and the Tax Free Funds may invest in both investment grade and non-investment grade debt obligations. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated less than "investment grade" are sometimes referred to as "high yield securities" or "junk bonds." To be consistent with the ratings methodology used by Lehman Brothers, the provider of the benchmarks of the Bond Funds, a debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Inflation Protected Securities Fund and the Tax Free Funds may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality by FAF Advisors, Inc., the Funds' investment advisor (formerly known as U.S. Bancorp Asset Management, Inc.) ("FAF Advisors" or the "Advisor"). Core Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may not invest in non-investment grade debt obligations rated by two of Standard & Poor's, Fitch and Moody's lower than CCC, CCC or Caa, respectively, unless only one of those rating agencies rates the security, in which case that rating must be at least CCC or Caa, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund (which means that the Fund may invest in bonds in default).

THE FOLLOWING REPLACES THE SECTION ENTITLED "ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS -- FOREIGN CURRENCY TRANSACTIONS" ON PAGES 5-6:

FOREIGN CURRENCY TRANSACTIONS

      Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund may invest in securities which are purchased and sold in foreign currencies. The value of the

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Funds' assets as measured in U.S. dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds also will incur costs in converting U.S. dollars to local currencies, and vice versa. The Funds therefore may enter into foreign currency transactions as a principal investment strategy.

      The Funds will conduct their foreign currency transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward foreign currency exchange contracts ("forward currency contracts") to purchase or sell foreign currencies at a future date.

      The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date a Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. They also may engage in "portfolio hedging" to protect against a decline in the value of their portfolio securities as measured in U.S. dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. The Funds also may hedge foreign currency exchange rate risk by engaging in foreign currency futures and options transactions.

      Although a foreign currency hedge may be effective in protecting a Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the advisor's view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions.

      Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Each Fund will comply with applicable Securities and Exchange Commission ("SEC") positions requiring it to segregate assets to cover its commitments with respect to such contracts. The Funds generally will not enter into a forward currency contract with a term longer than one year.

      Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

      Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

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      A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

THE FOLLOWING REPLACES THE SECTION ENTITLED "ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS -- FOREIGN SECURITIES" ON PAGES 6-8:

FOREIGN SECURITIES

      General. Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in foreign securities as a principal investment strategy.

      Core Bond Fund, High Income Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund may invest up to 25% of total assets, and Inflation Protected Securities Fund and Total Return Bond Fund each may invest without limitation, in foreign securities payable in U.S. dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, up to 20% of the net assets of Inflation Protected Securities Fund, 20% of the total assets of Total Return Bond Fund, and 10% of the total assets of Core Bond Fund and Short Term Bond Fund may be invested in non-dollar denominated foreign securities.

      Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

      In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of United States banks and U.S. domestic issuers.

      Emerging Markets. Core Bond Fund, High Income Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in securities issued by the governmental and corporate issuers that are

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located in emerging market countries as a principal investment strategy.
Inflation Protected Securities Fund and Intermediate Term Bond Fund may invest in such securities as a non-principal investment strategy, but only if the securities are rated investment grade. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

      Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

      American Depositary Receipts and European Depositary Receipts. U.S. dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

      Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while

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issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

THE FOLLOWING SECTION IS ADDED UNDER "ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS" ON PAGE 19:

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

      High Income Bond Fund may invest in securities of real estate investment trusts as a non-principal investment strategy. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

      REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

      The Fund's investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

      The Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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